Exhibit 10.1
FIRST AMENDMENT TO LEASE
FIRST AMENDMENT TO LEASE dated June 11, 2009, by and between CEDAR BROOK 5 CORPORATE CENTER, L.P., having an address at 1000 Eastpark Boulevard, Cranbury, New Jersey 08512 (hereinafter called the “Landlord”); and AMICUS THERAPEUTICS, INC. having an address at 5 Cedar Brook Drive, Cranbury, New Jersey 08512 (hereinafter called the “Tenant”).
WITNESSETH:
WHEREAS, the parties entered into a Lease Agreement dated July 31, 2006 (“Lease”) for a portion of the building known as 5 Cedar Brook Drive, Cranbury, New Jersey 08512; and
WHEREAS, the parties now desire to amend the Lease;
NOW, THEREFORE, the parties hereto covenant and agree as follows:
1.	The termination date of the Lease shall be extended to February 29, 2012.
2.	The parties mutually represent to each other that Jones Lang LaSalle Brokerage, Inc. is the broker who negotiated and consummated the within transaction, and that neither party dealt with any other broker in connection with the Lease. In the event that either party violates this representation, it shall indemnify, defend and hold the other party harmless from all claims and damages.
3.	Landlord agrees to use its best efforts to obtain a non-disturbance agreement within three (3) months time with its new, or in the event refinancing does not take place, its existing lender.

4.	Except as hereinabove referred to, all other terms and conditions of the Lease shall remain in full force and effect, unimpaired and unmodified.
5.	This agreement shall be binding upon the parties hereto, their heirs, successors, and assigns.
IN WITNESS WHEREOF, the parties hereto have hereunder set their hands and seals or caused these presents to be executed by their proper corporate officers and caused their proper corporate seals to be hereunder affixed the day and year first above written.

CEDAR BROOK 5 CORPORATE CENTER, L.P.
By:	/s/ A. Joseph Stern
A. Joseph Stern,
President of Cedar Brook 5, Inc. its General Partner

AMICUS THERAPEUTICS, INC.
By:	/s/ John F. Crowley
John F. Crowley,
President and Chief Executive Officer